NASDAQ:WRTC wrap.com

WRAP TECHNOLOGIES

Innovators Of Modern Policing Solutions

November 2020

WRAP®

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

WRAP

Corporate Overview

Unique, Patented Solution
No known direct competitors

Experienced Management

Rapid Growth
Domestic & international sales, training, manufacturing capacity

Product Development
Continuous improvement in product design

Broadening Reach
1,100 Officers at over 300 agencies trained & certified

$251 million
Market Cap.
(as of 9/30/2020)

$45.1 million
Cash & short-term investments
(as of 9/30/2020)

27,500+
Shareholders
(9/30/2020)

NASDAQ: WRTC wrap.com

Introducing BolaWrap®

"AN INNOVATION THAT IS CHANGING THE WORLD OF POLICING."

Chief Luther Reynolds | Charleston Police Department

VIEW VIDEO DEMO



Step 1: Aim

Like "Remote Handcuffs", BolaWrap is a hard-held remote restraint device that discharges an 8-foot bola style Kevlar® tether at 513 feet per second to wrap a subject's legs or arms at an effective range of 10-25 feet. BolaWrap has a patented green line laser for precision and accuracy.



Step 2: Deploy

Created for law enforcement and the military, BolaWrap is the only remote response to resistance tool that ensures a safe space between the subject and officer, does not rely on pain compliance and is specifically designed to be deployed early in an encounter to decrease the potential for injury to the subject, bystanders or the officer.



Step 3: Restrain

Inflicting pain often escalates encounters, BolaWrap's non-threatening form allows time to de-escalate and provide needed support for persons in crisis.

WRAP®

NASDAQ: WRTC wrap.com

Police Need Better Tools

"There is a gap in the list of tools used by law enforcement between verbal commands and tools that inflict pain. The BolaWrap fills that gap."

Chief Don De Lucca

Former President, International Association of Chiefs of Police

3-time Chief of Police, WRAP® Consultant



810

People have been shot and killed by police in 2019.[2]

1081

Deaths involving TASER® since 2000[3]



WRAP

NASDAQ: WRTC wrap.com

USE OF FORCE CONTINUUM

Use of force experts place BolaWrap lower on the Use of Force Continuum than handcuffs and recommend BolaWrap be carried by all frontline officers.

Report on the Efficacy and Safety of BolaWrap| United Kingdom[16]



CONTROLLED SAFE
HOSTILE
GUN
TASER
RUBBER BULLETS/
BEAN BAG ROUNDS
PEPPER SPRAY
BOLA WRAP REMOTE RESTRAINT
VERBAL COMMANDS
FREQUENCY OF USE

Police Are Facing a Major Issue

"Deputies respond 10 times a day to people experiencing serious mental health crises, which translates to roughly 3,000 responses annually."

Jim Hart | Santa Cruz County Sheriff


POLICE

1 in 10

Police encounters involve mentally ill[1]

1 in 4

Fatal police encounters involve mentally ill[1]

"Every four minutes in the city [NYC], there is a call for an emotionally disturbed person (EDP)."

Eric Adams | Brooklyn Borough President, NYPD Police Captain, Retired

Litigations & Settlements

Police Departments, Insurance Providers, & Taxpayers are all Paying the Price

$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is $1,134,000 per day for a total of $410,000,000 for the year.[8]

$12 Million

Average payout for litigation and insurance for cases alleging misconduct by 20 large cities.[7] **Insurance companies are attending BolaWrap Demonstrations.**

$1.02 Billion

Paid out by 10 cities with the largest police departments over 5 years. They paid out $248.7 million in 2015 in settlements and court judgements in police misconduct cases, a 48% increase from $168.3 million in 2010.[6]



BolaWrap®

Compliance Without Pain

De-escalate Encounters

Helps Keep Officers & Subjects Safe

Reduces Litigation

Contributes to Restoring Trust Between Community & Law Enforcement

8
U.S. patents granted

4
Trademarks filed in U.S. and targeted foreign countries

2
Foreign patents granted

50
Countries covered by foreign patents filed

Multiple
U.S and foreign patents pending


BOLA
WRAP

DEVICE
Customizable colors and accessories for personalized departments


17BWC0008964

CARTRIDGE
Serialized, one-time use



ACCESSORIES
Holsters, belt clips, etc.

WRAP®

Market Size & Opportunity

NON-LETHAL WEAPONS MARKET


$11.85B
2023
$6.32B
2016

CURRENT OPPORTUNITIES

900,000
Police officers in the US[10]

12,435,974
Police Officers globally[10]

75,000,000
Military personnel globally[10]

FUTURE OPPORTUNITIES

4,900,000+
Elementary , secondary & post secondary school teachers[13]

20,000,000+
Private security workers worldwide[12]

TOTAL ADDRESSABLE MARKET

110,000,000+

WRAP

The Public is Watching

100,000,000+
Product Social Media Views

1,000+
Product Television Appearances

800,000+
Website Visitors

NASDAQ: WRTC wrap.com

Requests For Demos, Training & Quotes

2800+

Requests from US Police Departments



770+

Requests from Countries Internationally



*Additional requests from private security, fugitive recovery, bail bondsman, and personal use.

WRAP

BolaWrap® Current Partners


Las Vegas
San Diego
Tucson
Jacksonville

240+

Police agencies are testing or carrying BolaWrap in the field.

WRAP®

Use Cases

BolaWrap has been used dozens of times to safely apprehend suspects without injury in Los Angeles, Sacramento, Fresno, Albuquerque, Minneapolis, West Palm Beach, Fort Worth, and other cities around the US.

St. Cloud, Florida


Subject's legs are wrapped.
Subject is off balance and surprised, giving officers time
to rush the subject and take him into custody safely.
without inflicting pain or needing to use
higher levels of force.
BolaWrap Deployed

LaGrange, Georgia


Subject's arm is wrapped and pinned to his side.
Subject is surprised, giving officers time to rush in
and take him into custody safely.
without inflicting pain or needing to use
higher levels of force.
BolaWrap Deployed

Albuquerque, New Mexico


BCSO ARRESTS SUSPECT USING NEW TECHNOLOGY

Fort Worth, Texas



NASDAQ: WRTC wrap.com

Distribution Network

"It took us 15 years to establish TASER® in the law enforcement space. This company has been able to do it in less than a year."

Tom Smith
President & Interim CEO, Wrap Technologies
Cofounder, Taser International

United States
US Distributor Network

13
Distributors

49
States Covered by Distributors

100+
Distributor personnel selling BolaWrap products to US law enforcement customers

240+
Police agencies testing or carrying BolaWrap in the field

1100+
Officers have been trained

International
International Distributor Network

29
Distributors

36
Countries Covered by Distributors

69
Countries with export licenses
New distributors being added weekly

35
Countries received product shipments

WRAP®

NASDAQ: WRTC wrap.com

Sales Cycle

- **Demonstration**
- **Training**
  - Initial Purchase
  - Pay For Training
- **Policy Writing**
- **Field Testing**
  - Supervisors, SWAT
- **Full Agency Deployment**

United States - *decisions made by each department's Chief*

18,000+ police departments[14]
900,000+ officers[10]


POLICE DEPARTMENT
CITY OF NEW YORK

Large Departments Federal Agencies →

Internal Sales Team
Trained by WRAP Training Academy

More Decision Makers
Longer Sales Cycle
Larger Orders



Small Departments →

Distributor Network Trained
By WRAP Training Academy

Less Decision Makers
Shorter Sales Cycle
Smaller Orders

International - *decisions made on national level by individual entities*

1 department (e.g. Indonesia National Police)
387,000+ officers[15]



Large Departments Federal Agencies →

Distributor Network Trained
By WRAP Training Academy

Less Decision Makers
Low Visibility
Sales Cycle
Significant Orders

Trained officers are a precursor to sales activity

WRAP

Manufacturing

11,000+ sq ft manufacturing, training, and engineering facility in Tempe, AZ.

Production capacity in Q3 increased as a result of efficiency improvement efforts and manufacturing facility reconfiguration.



Production Capacity: 1-Shift Operation (current)					
	Mfg Lines	Week	Month	Year	Surge
Device	1	225	900	10,800	13,500
Cartridge	1	900	3,600	43,200	54,000

Production Capacity: 2-Shift Operation (when necessary)					
	Mfg Lines	Week	Month	Year	Surge
Device	1	450	1,800	21,600	27,000
Cartridge	1	1,800	7,200	86,400	108,000

Production Capacity: 2-Shift Operation, Multiple Lines (future capacity)					
	Mfg Lines	Week	Month	Year	Surge
Device	2	900	3,600	43,200	54,000
Cartridge	3	5,400	21,600	259,200	324,000

NASDAQ: WRTC wrap.com

Corporate Information

37.1 million
Shares Outstanding
(9/30/2020)

21.2 million
Non-Affiliate Public Float
(9/30/2020)

15.8 million
Insider Ownership
(9/30/2020)

$45.1 million
Cash & Short-term investments
(as of 9/30/2020)

$47.4 million
Stockholders' Equity
(9/30/2020)

$0.26 million
LT Debt
(9/30/2020)

7.6 million
Options, Warrants & RSUs
(9/30/2020)

27,500+
Shareholders
(9/30/2020)

WRAP

Company Timeline

Pre-IPO
Patents on BolaWrap device & its cartridges filed & issued

Hired Don De Lucca former Head of IACP and former Chief of Miami Beach as Chief Strategy Officer

Hired Mike Rothans former Assistant Sheriff at LA County Sheriff's Department, as Chief Operating Officer

December 2017
Wrap Technologies closes IPO raising $3.49M

50 shareholders on cap table

May 2018
20 major design and engineering fixes made to BolaWrap

July 2018
Field testing of BolaWrap begins

August 2018
First International BolaWrap order received

October 2018
Completion of $13.68M financing led by management & existing shareholders

December 2018
WRTC up-listed to Nasdaq

David Norris promoted to CEO

1,000+ shareholders on cap table

February 2019
Rick Guilbault, founder of TASER International's Training Academy, joins as Vice President of Training

March 2019
Tom Smith, former founder of Taser International (now Axon), joins as Wrap President

Tom Smith appears on Varney & Co. on Fox Business

April 2019
First use case occurs in Fort Worth, TX during SWAT arrest

Sales focus shifts to distributor model

Average Dollar Volume increases 100%

June 2019
Raises $12.5M led by existing investors

Joins Russell 2000 and 3000 indexes

July 2019
First $1M+ order from international distributors

October 2019
Opening of new 11,000 square-foot manufacturing facility to increase manufacturing capacity

Reports 352% increase in Q3 revenue compared to Q3 2018

Appoints Scott Klug to VP of New Product Development

December 2019
LAPD announces training of 1000+ officers in their department on the BolaWrap

January 2020
Shipped international purchase orders for 200 BolaWraps and 2,000 cartridges and accessories

11,000+ shareholders on cap table

February 2020
Began field testing with LAPD; approximately 200 BolaWraps circulating among 1,100 officers

June 2020
Completion of $12.4M financing

27th country purchases BolaWrap

July 2020
$35.4M on the balance sheet

Marc Thomas appointed CEO

September 2020
First BolaWrap deployments captured on bodycam

October 2020
Tom Smith named interim CEO

Leading Experts

Senior Management



Thomas Smith

PRESIDENT & INTERIM CEO

Cofounder – TASER International



Elwood "Woody" Norris

FOUNDER
CHIEF TECHNOLOGY OFFICER

Award Winning Inventor

LRAD



Jim Barnes

FOUNDER
CHIEF FINANCIAL OFFICER

Turtle Beach

Parametric Sound

Leading Experts cont.

Board of Directors



Scot Cohen
FOUNDER
EXECUTIVE CHAIRMAN
Iroquois Capital



David Norris
DIRECTOR
Loan Depot
Lending Tree
Toshiba



Wayne Walker
INDEPENDENT DIRECTOR
National Philanthropic Trust
Dupont Company



Patrick Kinsella
INDEPENDENT DIRECTOR
PennyMac
KPMG



Michael Parris
INDEPENDENT DIRECTOR
Shaq Brand
Lieutenant, Newark PD

Leading Experts cont.

Leadership



Michael Rothans

CHIEF STRATEGY OFFICER

Assistant Sheriff, LASD



Marc Thomas

CHIEF GOVERNMENT AFFAIRS OFFICER

GE / McKinsey

Vice President's Office Advisor

U.S. Military, Special Forces



Paul Manley

VP INVESTOR RELATIONS

Ladenburg Thalmann

Northland Capital Markets

Stifel Financial Corp.



Roe Manghisi

VP – PUBLIC SAFETY SERVICES

Captain, NJ State Police

FBI NA 201st



Rick Guilbault

VP - TRAINING

Former VP of Training, TASER International



Stacie Sundberg

DIRECTOR OF SALES OPERATIONS

Sales Director, TASER International

Corporate Milestones

27,500+
shareholders

240+
Departments & 35 countries have BolaWrap

1100+
Officers trained on BolaWrap

2,800+
Domestic police requests for demos, training, quotes

770+
International requests for demos, training & quotes

Quoting Orders
Daily through domestic & international distributors

Increase
In field deployments

1000+
Television appearances surrounding demos & training

100M+
Views across social media platforms

Endnotes

[1] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

[2] https://www.washingtonpost.com/graphics/2019/national/police-shootings-2019/

[3] https://www.reuters.com/investigates/special-report/usa-taser-tracker/

[4] https://scholarworks.waldenu.edu/dissertations/3420/

[5] https://en.wikipedia.org/wiki/Black_Lives_Matter

[6] Article 'Cost of Police-Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson

[7] City Lawsuit Costs Report; Governing.com

[8] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis

[9] Non-Lethal Weapons - Global Market Outlook (2017-2023); Report Buyer

[10] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice

[11] https://en.wikipedia.org/wiki/List_of_countries_by_number_of_military_and_paramilitary_personnel

[12] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwideinfographic

[13] https://www.bls.gov/ooh/education-training-and-library/postsecondary-teachers.htm https://nces.ed.gov/fastfacts/display.asp?id=28

[14] https://en.wikipedia.org/wiki/Law_enforcement_in_the_United_States

[15] https://en.wikipedia.org/wiki/Indonesian_National_Police

[16] https://wraptechnologies.com/wp-content/uploads/2020/07/Summary.UK-Report-final-21-5-20.pdf

NASDAQ: WRTC wrap.com

WRAP®

Wrap Technologies, Inc.
1817 W 4TH STREET
TEMPE, ARIZONA 85281

Paul Manley
VP – INVESTOR RELATIONS
(612) 834-1804
PMANLEY@WRAPTECHNOLOGIES.COM